                                                                    EXHIBIT 10.7

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY [***]. THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                     ADVERTISING REPRESENTATIVE AGREEMENT


     Agreement dated March 28, 2000 by and between PlasmaNet, Inc., a Delaware corporation with its principal place of business at 420 Lexington Avenue, New York, NY 10170 (hereinafter the "Client") and Phase2Media a Delaware corporation with its principal place of business at 420 Lexington Avenue, New York, NY 10170 (hereinafter the "Representative")

WITNESSETH:

     WHEREAS, the Client is the owner and operator of the internet Web Sites and valuable intellectual property located at the URL http://www.freelotto.com and
                                                  ------------------------
http://www.LottoNet.com (the "Web Sites").
-----------------------

     WHEREAS, the Representative is in the business of soliciting advertisers, advertising agencies, and other (collectively "Advertisers") regarding the placement of advertising on internet web sites for a fee and:

     WHEREAS, both the Representative and the Client wish to enter into an agreement where the Representative will sell advertising, namely, banners, game banners, game symbols and game sounds and e-mails (collectively, the "Advertising") on the Web Sites and;

     WHEREAS, the Representative agrees and understands that the Client has created a unique Internet Marketing method and game knows collectively as FreeLotto and;

     WHEREAS, the Client has informed the Representative that the Client intends to protect all of the Client's intellectual property including "FreeLotto" (collectively, "Client Protected Property"); and

     WHEREAS, the Representative acknowledges, understands and agrees that it will not act as representative under any circumstances for any entity other than the Client in connection with a sweepstakes in lottery format without the Client's permission;

     NOW THEREFORE, in consideration for the mutual promises and covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

     1. Exclusive Ownership: The Client shall retain the exclusive right of ownership of the Web Sites and Client Protected Property, and nothing in this Agreement shall be construed to grant the Representative any ownership, right or interests therein except as expressly set forth herein.

     2. Subject to the terms and conditions set forth in Schedule A hereof, the Client shall pay the Representative a fee of [***]% ([***] percent) of the net Advertising revenue, including the Click2Win e-mail newsletters. (Please refer to additional terms and conditions as set forth in Schedule A1).

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     3. Client hereby retains the Representative on an exclusive basis during the term of this Agreement to solicit on the Client's behalf Advertising for display on the Web Sites and within the Click2Win e-mails, and on a non exclusive basis within other e-mail. The Client shall have the exclusive right to reasonably accept or reject any advertiser presented by the Representative for Advertising on its Web Sites; provided, however, in the event that the Client shall provide Representative with such acceptance or rejection within three (3) business days from the day the Representative has presented proposed Advertising or Insertion Order to the Client; and the Client does not accept or reject such specific Advertising order within such three (3) business days, the Client shall be conclusively deemed to have accepted such Advertising and Client's right of approval shall accordingly be terminated for such specific Advertising order. In any event the Client may at its sole discretion, decline, suspend or terminate any advertising order if the Advertiser materially changes its Web Site or advertisement in such a way as to become competitive to the Client's Web Sites, infringe upon the Client Protected Property or in such a way to become offensive to the Client's players, all as determined by Client in its sole discretion. It is understood that the Client will not accept pornographic, gambling or other sweepstakes in lottery format advertising. The Representative may also solicit e-mail advertising on behalf of the Client on a non-exclusive basis, and shall place all such orders therefore through the e-mail placement agent designated by the Client.

     4. Reporting: The Representative will present the Client with an Insertion
        ----------
        Order file for each proposed advertisement on a daily basis. The file will consist of the name and address of advertiser, its agency, if any, the insertion order number, the URL of the advertiser's Web Site to which its Advertising will be directed, the proposed quantity of e-mails, clicks and/or views being purchased, the rate and/or price being charged and any special requirements of the specific insertion order. The Client shall have the right to require advance payment from any advertiser. In addition, the Client agrees that during the term of this Agreement to (A) insert or affix the Phase2Media Tags on each of the Web Sites in such a manner as to (i) enable the Representative to serve or provide Advertising to the Web Sites; and (ii) assure that the Advertising to be affixed to said Phase2Media Tags is fully and clearly visible on the first Web Sites' Page viewed when that Page is viewed at a 640 x 480 pixel (or better) resolution and otherwise comply with such industry standards as may be applicable from time to time (it being agreed that the Representative and its contractors will not use the Phase2Media Tags or its ad serving technology to place cookies on FreeLotto Players' machines which would subsequently identify the Player as a FreeLotto Player or Sweepstakes entrant), and (B) insert a button with Representative's logo on each Web Site's Home Page directing potential advertisers to Representative's web site.

        The Representative will provide to the Client, no later than the 10th of the month, the following reports:

          Booking:  Recap of all insertion orders placed in the period

          Billing:  Recap of all invoices generated for that month

          Aged Accounts Receivable: Recap of all outstanding invoices by account name and duration.

          Remittance:  Reflects all payments received during the period

     Said reports shall be in a format mutually agreed upon by the parties and contain all information as the Client may reasonably need in the course of the normal operation of its business.


  5. Billing: On a weekly basis, the Representative will provide the Client with
     -------
     a file of billing (Billing File) which shall include the insertion order number, rate, agency commission if any, and number of e-mails, impressions and/or clicks served in the period against the insertion order, as well as the balance of unserved e-mails, impressions and/or clicks and a copy of each invoice. At the end of the month in which the advertisement runs and/or the end of the campaign the Representative will promptly invoice the agency or advertiser on behalf of the Client. The Client may at its sole discretion upon 20 (twenty) days written notice, require the Representative to direct the advertiser or its agency to make payments to a Lock Box Account (the "Lock Box Account") in the name of the Client at its designated bank, and make disbursements in accordance with this Agreement on the 1/st/ business day after funds have cleared and specifically: [***]% ([***] percent) of all funds deposited in the Lock Box Account shall be disbursed to the Client and [***]% ([***] percent) to the Representative. Notwithstanding anything to the contrary, the Representative shall not commingle the Client's funds with its own and the Representative hereby agrees that it is not the beneficial owner of any of the proceeds of the Advertising payments beyond its [***]% ([***] percent) fee. In the event that either (i) the Representative or (ii) the Client shall receive a payment directly from an advertiser or its agency, it will remit by mail those funds and any backup supplied to the Lock Box Account on the same business day but in all events no later than the end of the second business day after receipt of the same. All payment obligations contained in this Paragraph 5 and in this Agreement shall survive the expiration of this Agreement. Notwithstanding anything herein to the contrary, the Representative will provide the Client in a timely fashion with any information that the Client requests regarding Representative's sale of advertising on the Client's Web Site. Further, the Representative agrees to fulfill all reasonable requests for information of Client's designee in a timely fashion. The Representative will remit all payments due the Client within 5 (Five) business days of the Representative's receipt of funds, but in any event no less frequently than the Friday following receipt.

  6. Dedicated Sales Staff:  (Please refer to additional terms and conditions as
     ---------------------
     set forth in Schedule A2).

  7. Guarantees and Pricing: (Please refer to additional terms and conditions as
     ----------------------
     set forth in Schedule A3). Client agrees to provide Representative on a monthly basis by the 15/th/ of each month all data relating to player usage, including the number of unique daily players and bets per day. Client also agrees to have the targeted ad delivery system fully functional and covering substantially all of the player base within one month of the execution of this contract. Client agrees to update demographic profiles to include new users on a bi-weekly basis.

8.  Term. The term of this Agreement shall be for an initial period of nineteen
    -----
    (19) months [through October 2001] and shall be automatically extended for successive one year periods unless, at least sixty (60) days prior to the end of the then-current term either party has given the other written notice of its election not to have the term of this Agreement further extended. Notwithstanding the foregoing, this Agreement is subject to termination, prior to the expiration of the term of this Agreement, in accordance with paragraph 9 below.

9.  Early Termination. In the event either party (the "Defaulting Party") (a)
    ------------------
    shall make an assignment for the benefit of creditors, (b) shall become unable, or admit in writing its inability, to pay its debts and obligations generally as they become due, (c) shall file, or consent to or acquiesce in the filing of, any petition in bankruptcy (voluntary or involuntary), insolvency, reorganization, moratorium or similar proceedings or action, which petition is not dismissed within sixty (60) days, (d) shall have a receiver, trustee or similar official appointed over it or any of its businesses and assets, or (e) shall default with respect to any of its representations, warranties, covenants and other agreements set forth herein, which default shall not have been cured or remedied such default within thirty (30) days of receipt of written notice from the other party specifying such default and demanding its cure or remedy, then the other party hereto shall have the right to terminate this agreement by written notice to such effect given to the Defaulting Party during the continuation of any of the events or circumstances set forth in the foregoing clauses (a) through (e). Further, in the event Client shall, in the reasonable judgement of Representative, materially change the nature or the appearance of any Web Site from its nature and appearance on the date of this Agreement, Representative may at any time, by notice to such affect given to Client, terminate this Agreement. Client further covenants and agrees, with respect to the operation of the Web Sites and all of the Web Sites' Pages, to comply with all applicable laws, statutes, ordinances and regulations. In the event that the Representative or Client shall have a change in ownership or control in excess of 20%, the other Party may at its sole discretion terminate this Agreement, upon sixty (60) days written notice from the date of ownership change.

10. Intellectual Property.   All hardware, software (in object code and source
    -----------------------
    code form), programs, codes, trade names, technology, intellectual property, licenses, patents, trademarks, copyrights, trade secrets, know-how and processes, artistic, graphics and design elements and all content including images, photographs, illustrations, graphics, audio clips, video clips, and text, script, together with all related methodologies and processes developed, acquired, or provided to the Representatives or Representatives' suppliers under (or in connection with) this Agreement (collectively, the Client's "Protected Technology") used by Representative under or in
              --------------------
    connection with this Agreement or the performance of its obligations hereunder shall remain the sole property of Client. Representative shall have no right, title or interest in or to any of the Protected Technology. Upon the expiration or earlier termination of this Agreement for any reason whatsoever, each party shall promptly return all information, documents, manuals and other materials belonging to the other party, except as otherwise expressly provided in this Agreement.

    The Representative agrees and understands that the Client has created an Internet marketing method and game known collectively as FreeLotto, and the Client has informed the representative that it intends to protect this intellectual property including but not limited to patent, copyright, trade mark, trade dress, methods and program codes (collectively, the "PlasmaNet Intellectual Property") to the fullest extent available in law or equity. Under no circumstances will the Representative act as representative or provide services to any entity other than the Client in connection with a sweepstakes in lottery format.

11. Confidentially
    --------------

  A. Each of the parties hereto covenants to the other that it shall not disclose to any third party (other than its employees and directors, in their capacity as such, and the employees, officers, and directors of any affiliate on a need to know basis so long as they are bound by the terms of this Agreement) any information regarding the terms and provisions of this Agreement or any non-public confidential information that has been identified as such by the other party hereto except (i) to the extent necessary to comply with any law or valid order of a court of competent jurisdiction (or any regulatory or administrative tribunal), in which event the party so complying shall so notify the other party promptly as reasonably practicable (and, if possible, prior to making any disclosure) and shall seek confidential treatment of such information, if available,
     (ii) as part of its normal reporting or review procedures to its auditors and/or attorneys, as the case may be, so long as they are notified of the provisions of this Agreement, (iii) in order to enforce its rights pursuant to this Agreement, (iv) in connection with any filing with any governmental body or as otherwise required by law, including the federal securities laws and any applicable rules and regulations of any stock exchange or quotation system, and (v) in a confidential disclosure made in connection with a contemplated financing, merger, consolidation or sale of capital stock of either party hereto or any affiliated entity.

  B. Information that is, or should be reasonably understood to be, confidential or proprietary includes, but is not limited to, information about sales, costs and other unpublished financial information, product and business plans, projections, marketing data and sponsors, but shall not include information (a) already lawfully known to or independently developed by the party disclosing same, (b) disclosed in published material or otherwise generally known or available to the public, (c) lawfully obtained from any third party not under an obligation to maintain such information in confidence or (d) required to be disclosed by law.

  C. Nothing contained herein shall (or shall be deemed to) prohibit or in any manner impair or limit either Party during and/or after the term of this Agreement from using, leasing, selling or otherwise distributing, licensing or disposing its protected technology for profit or otherwise so long as it does not adversely effect the other party in conjunction with sweepstakes in lottery format web properties.

12.  Indemnification.
     ----------------

  A. Client shall indemnify and hold harmless Representative, its officers, directors, employees, agents and representatives (all of the foregoing, collectively, "Representative Indemnities") from and against, and shall
                    ----------------------------
      reimburse Representative Indemnities for, any and all claims, suits, actions, proceedings (formal and informal), investigations, judgments, deficiencies, damages, settlements, liabilities, losses, costs and expenses (including reasonable legal fees and expenses of attorneys) (all of the foregoing, collectively "Representative Damages"), as and when
                                      ----------------------
      incurred, arising out of, based upon or occasioned by (a) any act or omission, by Client in connection with the acceptance of, or the performance or non-performance by Client of, any of its duties and obligations under this Agreement, (b) the breach or violation by Client of any of its warranties, representations, covenants and other agreements contained in this Agreement, (c) any assertion or claim by any third party that, if true, would constitute a breach or violation by Client of any such representations, warranties, covenants and other agreements, (d) the content of any material (other than the Advertising) contained on the Web Site or (e) the claims of any Advertiser relating to the Web Site or a violation of the applicable advertising agreement with such Advertiser. Notwithstanding anything contained herein to the contrary, the foregoing indemnification shall not apply with respect to, and Client shall not otherwise be liable for or with respect to, (i) any Damages arising out of, based upon or occasioned by any event or circumstance due to causes that are outside the reasonable control of Client, which causes shall include, without limitation, fires, floods, earthquakes, epidemics, storms and other acts of God, acts of civil, military or governmental authority, riots, power outages, computer viruses, strikes and work stoppages or slowdowns, wars, (whether or not declared), sabotage and failures of suppliers or subcontractors, their equipment and systems (collectively "Force Majeure"), in which event, the party whose performance hereunder has been affected (or is being affected) thereby shall give prompt written notice thereof to the other party and shall take all commercially reasonable steps to mitigate the duration and affect of such failure or delay caused by such Force Majeure or (ii) Representative's gross negligence or willful misconduct.

  B. Representative shall indemnify and hold harmless Client and its officers, directors, employees, agents, and representatives (all of the foregoing collectively "Client Indemnities") from and against, and shall reimburse "Client Indemnities" for any and all claims, suits, actions, proceedings (formal and informal) investigations, judgements, deficiencies, damages settlements, liabilities, losses, costs and expenses (including reasonable legal fees and expenses of attorneys) (all of the foregoing collectively "Client Damages"), as and when incurred, arising out of, based upon, or occasioned by (a) any act or omission by Representative in connection with the acceptance of the performance or non performance by Representative of any of its duties and obligations under this Agreement; (b) the breach or violation by Representative of any of the Representatives warranties, representations, covenants and other agreements, contained in this Agreement, and/or (c) any assertion or claim by any third party that, if true would constitute a breach or violation by Representative by any such representations, warranties, covenants and other agreements. Notwithstanding anything contained herein to the contrary, the foregoing indemnification shall not apply with respect to, and Representative shall not otherwise be liable for or with respect to, (i) any Damages arising out of, based upon or occasioned by Force Majeure or (ii) any breach, violation, performance, non-performance, act or omission of any Subcontractor or (iii) Client's gross negligence or willful misconduct.

  C. The Client and Representative shall each maintain, at their own expense, liability insurance coverage in an amount sufficient to provide to the other party not less than $1,000,000.00 of proceeds which would be designated for damages if assessed or paid under Paragraph 12A and 12B

13.  Limitation of Damages.  Without the Client's approval no Insertion Order
     ---------------------
     for Advertisements on Client's Web Sites shall be accepted by Representative without the following language:

          "NEITHER WEB SITE OWNER NOR PHASE2MEDIA (COLLECTIVELY "EITHER PARTY") SHALL BE LIABLE OR RESPONSIBLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES MEASURED BY, OR PREMISED ON, LOST DATA, PROFITS, REVENUES, SAVINGS OR LOST BUSINESS OPPORTUNITY, LOSS OF USE OF ANY PRODUCT, EQUIPMENT OR OTHER PROPERTY OR ASSET, COST OF CAPITAL, COST OF ANY SUBSTITUTED EQUIPMENT, PRODUCT OR SERVICE, DOWNTIME, INJURY TO PROPERTY, REPUTATION OR RELATIONSHIPS WITH EXISTING OR PROSPECTIVE CLIENTS, WHETHER BASED UPON BREACH OF WARRANTY OR CONTRACT, NEGLIGENCE, STRICT TORT OR ANY OTHER LEGAL THEORY AND REGARDLESS OF WHETHER EITHER PARTY HAS BEEN ADVISED OF, OR IS OTHERWISE AWARE OF, THE POTENTIAL OR PROSPECT OF ANY SUCH DAMAGES. IN NO EVENT SHALL THE LIABILITY OF EITHER PARTY WITH RESPECT TO THIS AGREEMENT, REGARDLESS OF FAULT, EXCEED THE AGGREGATE DOLLAR AMOUNT OF ADVERTISING PLACED HEREUNDER. ERRORS & OMISSIONS EXCLUDED"

14.  No Poaching.  Client on the one hand and Representative on the other hand
     -----------
     agree that, during the term of this Agreement and for a period of one (1) year thereafter, it will not solicit or recruit, or encourage any third party to solicit or recruit, or assist any third party in soliciting or recruiting, the services of any of Representative's or Client's, respective officers or employees and will not employ, hire or otherwise retain any such officers and/or employees without the prior written consent of the other party.

15.  No Waiver.  This Agreement shall not be waived, modified or amended except
     ---------
     as expressly set forth in writing signed by the parties hereto. Without limiting the generality of the foregoing, neither this Agreement nor any provision hereof shall be deemed amended or modified by, and no waiver of any term or condition hereof shall be implied from or deemed to have occurred on account of any course of conduct or course of dealing by either of the parties hereto or between the parties hereto.

16.  Assignment.  The parties agree and understand that the services
     ----------
     contemplated hereunder are personal in nature and that, accordingly, except as provided below neither party hereto may assign, transfer or otherwise encumber this agreement or any right or interest herein without express prior written consent of the other party (which consent may be withheld in such other party's sole and absolute discretion) provided any such assignment, transfer or assumption shall not relieve Client or Representative of liability hereunder. It is further provided that in the event that either party has experienced a "change of control", neither party shall be required to seek the consent of the other party. A "change of control" shall be defined as a change in ownership in excess of 20% of the ownership of the other party resulting from change.

17.  Governing Law.  This Agreement shall be governed by, and construed and
     -------------
     enforced in accordance with, the internal laws of the State of New York applicable to contracts made and to be performed wholly therein, without regard to principles of conflicts of laws. The parties agree that any action, proceeding or other dispute arising under or with respect to this Agreement or any term, condition or provision hereof shall be resolved in or before one of the Federal or state courts situated in the City, County and State of New York.

18.  Notices.  All notices required or permitted to be given hereunder shall be
     -------
     in writing and shall be either hand-delivered, telecopied, mailed by both first class and registered or certified class mail (return receipt requested), postage prepaid, or sent via electronic mail to the other party hereto at the address(es) set forth below. A notice shall be deemed given when delivered personally, when the telecopied notice is transmitted by the sender and receipt thereof has been confirmed (electronically or otherwise), three (3) business days after mailing or on the delivery date if delivered by electronic mail. A copy of all notices shall be sent to (i) Zukerman Gore & Brandeis, LLP, 900 Third Avenue, New York, NY 10022, Attn. Andrew M. Chonoles, Esq., facsimile number (212) 233-6433, e-mail: achonoles@zgbllp.com; and (ii) Edward R. Curtin, Sr. V.P., General Counsel,
     ---------------------
     PlasmaNet, 420 Lexington Avenue, 24/th/ Floor, New York, NY 10170, Attn. Edward R. Curtin, Esq., facsimile number (212) 931-6761, e-mail: to be supplied.

19.  Entire Agreement.  This Agreement constitutes the entire agreement by and
     ----------------
     between the parties with respect to the subject matter hereof and supersedes and incorporates all prior or contemporaneous agreements and understandings (written or oral) of the parties with respect to such subject matter and, except as otherwise expressly provided herein, is not intended to confer upon any other person any rights or remedies hereunder.

20.  Counterparts.  This Agreement may be executed in original or facsimile
     ------------
     counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

21.  Severability.  Any provision of this Agreement which is prohibited or
     ------------
     unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof of affecting the validity or enforceability of such provision in any other jurisdiction.

22. Headings.  The Section and other headings contained in this Agreement are
    --------
    for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written:

REPRESENTATIVE:  CKG MEDIA.COM, INC. d/b/a PHASE2MEDIA

By:              /s/ Thomas Mannion
                 __________________________________________
Name:            Thomas Mannion
Title:           Senior Vice President of Advertising Sales

E-mail Address:  tmannion@phase2media.com
                 ------------------------


CLIENT:  PLASMANET, INC.

By:              /s/ Kevin J. Aronin
                 ___________________________________________
Name:            Kevin J. Aronin
Title:           Chairman & Chief Executive Officer

E-mail Address:  dmsinc@topnet.net

                                  Schedule A.

A1. Subject to the terms and conditions set forth in Paragraph 6 hereof, the Client shall pay the Representative a fee of [***]% ([***] percent) of the net Advertising revenue, including the Click2Win e-mail newsletters and a fee of [***]% ([***] percent) of the net e-mail Advertising revenue, excluding the Click2Win e-mails, sold by the Representative as agent for the Client, and billed and collected on behalf of the Client, provided that the Representative's commissions shall be reduced as set forth on Schedule A4 hereto with respect to banner advertising sold at a rate of less than [***] cents per click. Net Advertising revenue is defined as gross Advertising revenue less 15% (fifteen percent) advertising agency discount, if any. It is understood that the Client reserves the right to exchange advertising on its sites in exchange for advertising on other sites, equity investment in other companies, or other non-cash payments in kind, without compensation to the Representative. It is also understood that the Representative will receive its full commission on any deal it initiates and brings to the Client that involves generating revenues in cash or in kind.

A2. Dedicated Sales Staff.   For each $[***] per month in net billed
    ----------------------
Advertising revenue on the Client's Web Sites, The Representative shall employ one account executive solely charged with the responsibility of selling the Client's Advertising. Client and Representative shall cooperate so that by the end of the second month from and after this Agreement, the Web Sites shall have sufficient traffic so that Representative will be able to sell a minimum of Thirty (30) million clicks per month at a maximum of Three (3) clicks per player per day, and the Representative will be responsible for providing advertising to support Thirty (30) million clicks per month. It is understood by the Representative that the Client is rapidly growing its player base and that the Representative is charged with the important responsibility of providing advertising to support the increasing number of monthly "freebets" ("freebet" is defined as a player entering a sweepstakes sponsored by the Client which involves the picking of numbers from a grid of numbers and clicking on an advertising banner or clicking a response to a question).

A3. Guarantees and Pricing:   Representative guarantees to sell [***]% ([***]
    ----------------------
percent) of monthly (calendar) inventory based on 3 bets per unique user per day as projected and outlined in Schedule B hereto as amended in writing to the Representative from time to time by Client two months in advance at the average monthly cost per click rate ("AMCPC") for the preceding month. The AMCPC will be calculated from monthly market pricing conditions determined by an analysis of buying rates achieved by a predetermined and mutually agreed upon list of 5 advertising agencies (Schedule C: To be mutually agreed upon within 2 weeks of contract signing). If the Representative fails to sell at least [***]% ([***] percent) of the projected "freebets" as outlined in Schedule B made by FreeLotto players at the AMCPC for three (3) consecutive months, the Client will have the right to terminate this Agreement upon notice to the. Representative. Clients right to terminate this agreement will expire 5 (five) business days immediately following Representative's failure to sell [***]% ([***] percent) of the projected "freebets" as outlined in Schedule B made by FreeLotto players at the AMCPC for three (3) consecutive months. Additionally, if the Representative fails to sell at least [***]% ([***] percent) of the projected "freebets" as outlined in Schedule B made by FreeLotto players at the AMCPC for three (3) consecutive months, the Client shall be permitted to solicit additional advertising through other sources without compensation to the Representative for the unsold month's inventory (current month) as long as this inventory is not resold. If at any time the Client decides to reduce the price of the unsold inventory, the Representative shall be permitted to sell any or all of the unsold inventory at this new "minimum commission price". The minimum commission price is that price at which the Representative receives the lowest agreed commission rate as set forth in Schedule A4. The Client will advise the Representative of new pricing with five (5) business days written notice before making the new price policy available to any advertiser. If sales or revenues are lost due to failures in the ad delivery and e-mail systems, Client's right to terminate this agreement will be negated during the month such failures occur and the Representative will not be held responsible for failing to sell [***]% of the inventory for the entire month.

                                 Schedule A4.
                        Pricing and Commission Structure



Phase2Media has been authorized to sell inventory BELOW [***] cents CPC without further approval from Plasmanet under the condition that P2M agrees to reduced commissions. Here is the present pricing structure and the P2M commission structure.

A) Current Pricing & Commission Structure (Current Mininum Commission Price:
[***]
--------------------------------------------------------------------------------
Cents CPC)
----------
Agency Net Rate                                   P2M Commission
---------------                                   --------------
If sold at  [***] cents CPC or higher                  [***]%
If sold at  [***] cents CPC                            [***]%
If sold at  [***] cents CPC                            [***]%
If sold at  [***] cents CPC                            [***]%
If sold at less than [***] cents CPC                   [***]%


If the Client (Plasmanet/FreeLotto) should lower the price structure for the freebets, Phase2Media will be permitted to sell at the new pricing floor and will be paid its commission based on the following commission structure:

B) Revised Pricing & Commission Structure
-----------------------------------------
Agency Net Rate                                   P2M Commission
---------------                                   --------------
Minimum Commission Price + [***] cents or higher       [***]%
Minimum Commission Price + [***] cents                 [***]%
Minimum Commission Price + [***] cent                  [***]%
Minimum Commission Price-M.C.P.                        [***]%
If sold at less than Minimum Commission Price (MCP)    [***]%

                                  SCHEDULE B
                                  __________



Freelotto 200 Projected Players and Clics (12/27/99)
MONTH                    Jan    Feb    March  April  May    June   July   August Sept   Oct    Nov    Dec    Year
Players (month end 000)  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
Avg. Play/mo.            [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
Clics (MM)               [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
